February 7, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL UTILITIES FUND
Dated June 30, 2005

On February 6, 2006, the Board of Trustees of the Morgan Stanley Global Utilities Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Utilities Fund ("Utilities"), pursuant to which substantially all of the assets of the Fund would be combined with those of Utilities and shareholders of the Fund would become shareholders of Utilities, receiving shares of Utilities equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Utilities that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Utilities will be distributed to shareholders of the Fund during the second quarter of 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37873SPT-01